================================================================================
                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported)       September 15, 2006
                                                 -------------------------------

                           Crusade Management Limited
                       Crusade Global Trust No. 2 of 2006
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

                                    Australia
--------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

        333-128920                             Not Applicable
        333-128920-01
---------------------------   --------------------------------------------------
 (Commission File Numbers)    (Registrant's I.R.S. Employer Identification Nos.)

     Level 4, 4-16 Montgomery Street
        Koragh, NSW 2217 Australia                               Not Applicable
--------------------------------------------------------------------------------
 (Address of Principal Executive Offices)                          (Zip Code)

                               (011) 612-9952-1315
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)
[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)
[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))
[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
     Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.   OTHER EVENTS.

   The consolidated financial statements of PMI Mortgage Insurance Ltd and subsidiaries at December 31, 2005 and 2004, and for each of the three years in the period ended December 31, 2005; and the consolidated financial statements of
The PMI Group, Inc. at December 31, 2005 and 2004, and for each of the three years in the period ended December 31, 2005 and the PMI Group, Inc. management's assessment of the effectiveness of internal control over financial reporting as of December 31, 2005, which are included in the Form 10-K filed with the
Securities and Exchange Commission on March 14, 2006, as amended on August 8,
2006, are incorporated by reference in this Form 8-K and in the prospectus supplement (the "Prospectus Supplement") relating to the Crusade Global Trust
No. 2 of 2006.

   The consolidated statements of operations for the three and six months ended
June 30, 2006 and 2005 (unaudited), the consolidated balance sheets as of June
30, 2006 (unaudited) and December 31, 2005, and the consolidated statements of cash flows for June 30, 2006 and 2005 (unaudited) of PMI Mortgage Insurance Ltd and subsidiaries, which are included in the Form 10-Q filed with the Securities and Exchange Commission on August 8 2006, are incorporated by reference in this
Form 8-K and in the Prospectus Supplement

   In connection with the issuance of the notes, the Registrant is filing herewith the consent of Ernst & Young LLP ("Ernst & Young") to the use of their name and the incorporation by reference of their report on the consolidated financial statements and schedules of The PMI Group, Inc., The PMI Group, Inc.'s management's assessment of the effectiveness of internal control over financial reporting, and the effectiveness of internal control over financial reporting of
The PMI Group, Inc., included in its Annual Report (Form 10-K) for the year ended December 31, 2005 and of their report dated March 8, 2006, with respect to the consolidated financial statements of PMI Mortgage Insurance Ltd included as
Exhibit 99.1 in The PMI Group, Inc.'s Annual Report (Form 10-K) for the year ended December 31, 2005, in the Registration Statement of the Registrant
(Registration No. 333-128920) and in the Prospectus Supplement referred to above related to the issuance of the notes. The consent of Ernst & Young is attached hereto as Exhibit 23.1.

ITEM 9.01.

         FINANCIAL STATEMENTS AND EXHIBITS
         ---------------------------------

         (a) Not applicable.

         (b) Not applicable.

         (c) Not applicable.

         (d) Exhibits:

         EXHIBIT NO.       DESCRIPTION
         -----------       -----------

         23.1              Consent of Ernst & Young LLP

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         September 15, 2006                 CRUSADE MANAGEMENT LIMITED

                                            By: /s/ Rodney James Clark
                                               ---------------------------------
                                               Name:  Rodney James Clark
                                               Title: Senior Manager

                                  EXHIBIT INDEX

EXHIBIT NO:      DESCRIPTION:
-----------      ------------

   23.1          Consent of Ernst & Young LLP